SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2007

SOMERSET HILLS BANCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-50055	22-3768777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

155 Morristown Road
Bernardsville, New Jersey	07924
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (908) 221-0100

Item 8.01. Other Events.

On February 28, 2007, the Registrant issued a press release announcing that its Board of Directors approved a stock re-purchase program pursuant to which the Registrant may re-purchase up to 250,000 shares of its outstanding common stock. A copy of the February 28, 2007 press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated February 28, 2007 announcing the approval of a stock re-purchase program of up to 250,000 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Somerset Hills Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOMERSET HILLS BANCORP
(Registrant)

Dated: March 1, 2007	By:	/s/ Gerard Riker
GERARD RIKER
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Press Release dated February 28, 2007 announcing the approval of a stock re-purchase program of up to 250,000 shares	5